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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                              --------------------

         Date of Report (Date of earliest event reported): May 22, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

             (Exact Name of Registrant as Specified in its Charter)


      Connecticut                    001-31266            06-1008174

(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
    of Incorporation)                 Number)                  No.)



       One Tower Square, Hartford, Connecticut               06183
   (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable

         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 22, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing its preliminary estimate for catastrophe losses from severe storms during the second quarter through May 21, 2003. The press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Not applicable.

    (b)   Not applicable.

    (c)   Exhibits:

                  The following exhibit is filed herewith:

                  Exhibit 99.1 Press Release dated May 22, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRAVELERS PROPERTY CASUALTY CORP.


Date: May 22, 2003                        By /s/ Paul H. Eddy
                                             -------------------------------
                                           Name: Paul H. Eddy
                                          Title: Deputy General Counsel and
                                                 Assistant Secretary








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                                  EXHIBIT INDEX

Exhibit No.                                      Description
-----------                                      -----------

99.1                                Press Release dated May 22, 2003.
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